Exhibit 99.1

Diligence

Wirtschaftsprilfungs- and Steuerberatungsgesellschaft mbH

Panoptes Pharma Ges.m.b.H.

Wien

Long-form Audit Report
on the Financial Statements as
of 31. December 2019
(Translation)

We draw attention to the fact that the English translation of this long-form audit report according to section 273 UGB (Austrian Company Code) is presented for the convenience of the reader only and that the German wording is the only legally binding version.

Ausfertigung: 1

1

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

Index of Appendices

Appendix

Financial Statements

Financial Statements as of 31. December 2019
Statement of Financial Position as of 31. December 2019
Income Statement for the Fiscal Year from 1. January to 31. December 2019
Notes to the Financial Statements

Additional Enclosures

General Conditions of Contract	01

2

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

To the Members of Management of
Panoptes Pharma Ges.m.b.H.,
Wien

We have completed the audit of the financial statements as of 31. December 2019 of

Panoptes Pharma Ges.m.b.H.,
Wien

(referred to as "the Company")

and report on the result of our audit as follows:

1. Audit contract and performance of the engagement

The Company, represented by the management, concluded an audit contract with us to audit the financial statements as of 31. December 2019, including the accounting system pursuant to sections 269 et seqq. UGB (Austrian Company Code).

The Company is a micro corporation pursuant to section 221 UGB (Austrian Company Code).

The audit is a voluntary audit.

The audit included assessing whether the statutory requirements were adhered to concerning the preparation of the financial statements.

We conducted our audit in accordance with the legal requirements and generally accepted standards on auditing as applied in Austria. These standards require that we comply with International Standards on Auditing. An auditor conducting an audit obtains reasonable assurance about whether the financial statements are free from material misstatement. Absolute assurance is not attainable due to the inherent limitations of any accounting and internal control system and due to the sample-based test nature of an audit, there is an unavoidable risk that material misstatements in the financial statements remain undetected. Areas which are generally covered in special engagements were not included in our scope of work.

We performed the audit, with interruptions, from 1st of February 2021 to 15th of February 2021 mainly at our office in Vienna. The audit was substantially completed at the date of this report.

The audit partner responsible for the proper performance of the engagement is Mr Fritz Rech, Austrian Certified Public Accountant.

1

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

Our audit is based on the audit contract concluded with the Company. The "General Conditions of Contract for the Public Accounting Professions" issued by the Austrian Chamber of Auditors and Tax Advisors (refer to Appendix [01]) form an integral part of the audit contract. These conditions of contract do not only apply to the Company and the auditor, but also to third parties. Section 275 UGB (Austrian Company Code) applies with regard to our responsibility and liability as auditors towards the Company and towards third parties.

2. Breakdown and description of significant items in the financial statements

The breakdown and description of all significant financial statement items are included in the notes to the financial statements which were made voluntarily. Therefore, we refer to the respective disclosures made by the management in the notes to the financial statements.

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

3. Summary of audit findings

3.1. Compliance of the accounting system and the financial statements

During our audit, we obtained evidence that the statutory requirements and generally accepted accounting principles in Austria have been complied with.

In line with our risk and controls based audit approach and to the extent we considered necessary for the purpose of expressing an opinion, we considered internal controls related to sub processes of the financial reporting process as part of our audit.

With regard to the compliance of the financial statements with all applicable statutory requirements we refer to the auditor's report.

3.2. Information provided

The Company's legal representatives provided all evidence and explanations requested by us. We obtained a representation letter signed by the legal representatives which we included in our working papers.

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

3.3. Adverse changes in the financial position and financial performance and significant losses

The negative equity increased 2019 to EUR 3,20 m (last year EUR 3,18 m) and the loss of the year decreased to EUR 0,91 m (last year EUR 1,41 m).

Currently there are no sales as the company is researching different methods of therapy for eye diseases. The only revenues are public grants as the Austrian research premium, grants by the City of Vienna or by the FFG. The main expenses are external services by medical institutions in Austria and abroad, labor costs, consultancy fees, costs for searching of investors, rent-, license- and patent costs and travel costs.

These losses were financed 2019 by public grants and equity increases. At the end of the year cash in banks was EUR 0,57 m.

3.4. Reporting in accordance with section 273 par. 2 and 3 UGB (Austrian Company Code) (exercising the duty to report)

During our audit we did not note any facts which indicate a material deterioration of the Company's performance or a material offence of the Company's legal representative/s or its employees against Austrian law. We did not note any material weaknesses in the internal controls over the financial reporting process.

We informed the management that the financial statements meet the requirements for the assumed need of reorganization in accordance with section 22 par. 1 subsec. URG (Austrian Corporate Restructuring Act) and that we noted facts which indicate there could be substantial doubt about the company's ability to continue as a going conern.

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

4. Auditor's Report

Report on the Financial Statements

Audit Opinion

We have audited the financial statements of

Panoptes Pharma Ges.m.b.H.,

Wien,

These financial statements comprise the statement of financial position as of 31st of December 2019, the income statement for the fiscal year then ended and the notes.

Based on our audit the accompanying financial statements were prepared in accordance with the legal regulations and present fairly, in all material respects, the assets and the financial position of the Company as of 31st of December 2019 and its financial performance for the year then ended in accordance with Austrian Generally Accepted Accounting Principles.

Basis for Opinion

We conducted our audit in accordance with Austrian Standards on Auditing. Those standards require that we comply with International Standards on Auditing (ISAs). Our responsibilities under those regulations and standards are further described in the "Auditor's Responsibilities for the Audit of the Financial Statements" section of our report. We are independent of the Company in accordance with the Austrian General Accepted Accounting Principles and professional requirements and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained until the date of this auditor's report is sufficient and appropriate to provide a basis for our opinion by this date.

Our responsibility and liability as auditor is guided by section 275 par. 2 UGB (Austrian Company Code) (liability regulations for the audit of small and medium-sized companies) and is limited to a total of 2 million Euros towards the Company and towards third parties.

Emphasis of matter

Without expressing a qualified opinion or an adverse opinion or disclaiming an opinion we want to emphasize that the financial statements show a negative equity and that the requirements for the assumed need of reorganization are met. The Company expects for the coming years further losses which have to be financed by the shareholder (increase of equity or subordinated loans). In 2020 the Company suffered a further loss; in December 2020 a new share holder bought all shares of the company and obliged itself to maintain a physical staffed office located in Vienna until at least 31st of December 2021.

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation of the financial statements in accordance with Austrian Generally Accepted Accounting Principles, for them to present a true and fair view of the assets, the financial position and the financial performance of the Company and for such internal controls as management determines are necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not a guarantee that an audit conducted in accordance with International Standards on Auditing will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with Austrian Standards on Auditing, which require the application of ISAs, we exercise professional judgment and maintain professional scepticism throughout the audit.

We also:

•	identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
•	obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
•	evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.
•	conclude on the appropriateness of management's use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the Company to cease to continue as a going concern.

Panoptes Pharma Ges.m.b.H.

Long-form Audit Report on the Financial Statements as of 31. Dezember 2019

•	evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

Vienna, 15th of February 2021
Diligence Wirtschaftsprüfungs- und Steuer-
Beratungsgesellschaft mbH

/s/ Fritz Rech

Mag. Fritz Rech
Beeiddeter Wirtschaftsprüfer und Steuerberater

This report is a translation of the original report in German, which is solely valid.

Publication or sharing with third parties of the financial statements together with our auditor's opinion is only allowed if the financial statements and the management report are identical with the German audited version. This audit opinion is only applicable to the German and complete financial statements with the management report. Section 281 par. 2 UGB (Austrian Company Code) applies to alternated versions.

Court of registration:	Handelsgericht Wien
Registration number:	399293x

FINANCIAL STATEMENTS

as of December 31, 2019

of

Panoptes Pharma Ges.m.b.H.

Haimerl Hörler

Wirtschaftsprüfer Steuerberater GmbH

Linke Wienzeile 4, Stiege 1, 2. DG, Top 13, 1060 Wien

T       +43 1 388 00 00

F       +43 1 388 00 00-99

https://www.haimerlhoerler.at

TABLE OF CONTENTS

Engagement and carrying out of the engagement (Compilation Report)	1

Financial Statements	2
Balance Sheet as of December 31, 2019
Profit and Loss Statement from January 1, 2019 to December 31, 2019
Analysis of Assets as of December 31, 2019
Notes to the Financial Statements

Explanatory Remarks on the Balance Sheet and the Profit and Loss Statement	10
Legal Status	19
Tax Status	20
General Conditions of Contract for the Public Accounting Professions 2018	21

Due to automatic rounding, rounding differences may arise in the addition of figures and percentages.

Assignment and Execution (Preparation Report)

On behalf of the management of

Panoptes Pharma Ges.m.b.H.

and in accordance with the requirements of the law and the articles of incorporation and in compliance with the principles of proper accounting and reporting as well as the guidelines on the accounting and valuation methods to be applied, we have prepared the interim financial statements for the financial year 1 January 2019 to 31 December 2019 in accordance with the Austrian Commercial Code (UGB), consisting of the balance sheet, income statement and notes.

The basis for the preparation of the interim financial statements were the business documents including inventory (§§ 191 et seq. UGB) and information provided to us by the client, which were not audited or assessed for plausibility by us in accordance with the order, and which were confirmed to be complete and correct.

The preparation of the financial statements was carried out in compliance with the professional opinion KFS/RL 26 ("Principles for the Preparation of Financial Statements") applicable to the preparation of financial statements. Neither an audit, nor a review of the financial statements, nor any other audit or agreed-upon examination procedures were performed, so that consequently no assurance (confirmation) on the financial statements can be given in this regard.

The financial statements prepared by us may only be passed on to third parties if this preparation report is enclosed. In the event that the financial statements prepared by us are passed on to third parties, the statements contained in point 7 of the General Terms and Conditions of Contract for the Public Accounting Professions regarding liability shall also apply to third parties.

The contractual relationship is based on the General Terms and Conditions for the Public Accounting Professions (see Notes).

Vienna, January 28, 2020

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH Linke Wienzeile 4, Stiege 1, 2. DG, 1060 Vienna

Franz Haimerl	Gerda Hörler
Auditor	Tax Advisor
and Tax Advisor

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	1

Financial Statements

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	2

Balance Sheet
Panoptes Pharma Ges.m.b.H.

Assets	2019-12-31	2018-12-31
	EUR	TEUR
A. Fixed Assets
I. Intangible assets
1. Software	0,00	0

II. Tangible assets
1. Tools and equipment	451,79	1
	451,79	1
B. Current Assets
I. Accounts receivable and other assets

1. Accounts receivable - trade	4.300,00	0
thereof with a remaining maturity of more than one year	0,00	0
2. Other receivables and assets	157.214,54	239
	161.514,54	239

II. Bank balances	570.538,12	710
	732.052,66	950

C. Prepayments and accrued income	318,32	0

Total assets	732.822,77	951

Shareholder's equity and liabilities	2019-12-31	2018-12-31
	EUR	TEUR
A. Negative Capital
I. Nominal capital called	52.186,07	46
Nominal capital	52.186,07	46
Capital paid in	52.186,07	46

II. Capital reserves
1. not appropriated	0,00	1.688

III. Balance Sheet Loss	-3.255.628,38	-4.912
thereof loss carried forward from the previous years	-4.911.609,00	-3.501
	-3.203.442,31	-3.177
B. Provisions
1. Other provisions	1.543.383,41	1,587

C. Investments from silent partners	1.190.000,00	1,190

D. Liabilities

1. Accounts payabale - Trade	92.062,05	249
thereof with a remaining maturity of up to one year	92.062,05	249
thereof with a remaining maturity of more than one year	0,00	0

2. Other liabilities	1.110.819,62	1.103
thereof taxes	2.803,20	0
thereof social security	7.118,02	1
thereof with a remaining maturity of up to one year	1.110.819,62	8
thereof with a remaining maturity of more than one year	0,00	1.095
	1.202.881,67	1.352
thereof with a remaining maturity of up to one year	1.202.881,67	257
thereof with a remaining maturity of more than one year	0,00	1.095
Total shareholder's equity and liabilities	732.822,77	951

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	3

Profit and Loss Statement
Panoptes Pharma Ges.m.b.H.	from January 1, 2019 to December 31, 2019

		2019	2018
		EUR	TEUR
1.	Other operating income	323.090,66	335
2.	Costs of materials and other purchased services
	a) Costs of materials	4.730,00	13
	b) Costs of purchased services	284.886,41	837
		289.616,41	850
3.	Personnel expenses
	a) Wages and salaries	467.112,09	312
	b) Social security expenses	82.971,93	49
		550.084,02	361
4.	Depreciation and amortization
	a) on intangible and tangible fixed assets	513,90	2

5.	other operating expenses	404.074,31	528
6.	Subtotal no. 1 to 5 (Operating profit)	-921.197,98	-1.406
7.	other interest and similar income	24.416,67	4
8.	Interest payable and similar expenses	8.327,00	8
9.	Subtotal no. 7 to 8 (Financial result)	16.089,67	4
10.	Earnings before taxes (Total no. 6 and no. 9)	-905.108,31	1,410
11.	Taxes on income	875,00	1
12.	Earnings after tax	905.983,31	-1.411
13.	Net loss for the year	-905.983,31	-1.411
14.	Release of capital reserves	2.561.963,93	0
15.	Loss carried forward from the previous year	-4.911.609,00	-3.501
16.	Balance sheet loss	-3.255.628,38	-4.912

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	4

Panoptes Pharma Ges.m.b.H.	Analysis of Assets

		Purchase/Production costs					Accumulated depreciation				Net asset values
	Status	Additions	Disposals	Repostings	Status	Status	Depreciation	Write-ups	Disposals	Status	Status	Stand
	2019-01-01				2019-12-31	2019-01-01				2019-12-31	2019-01-01	2019-12-31
	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR
A. Fixed assets
I. Intangible assets
1. Software	8.652,00	0,00	0,00	0,00	8.652,00	8.652,00	0,00	0,00	0,00	8.652,00	0,00	0,00
II. Tangible assets
1. Tools and equipment	7.272,41	145,00	145,00	0,00	7.272,41	6.452,00	513,62	0,00	145,00	6.820,62	820,41	451,79
	15.924,41	145,00	145,00	0,00	15.924,41	15.104,00	513,62	0,00	145,00	15.472,62	820,41	451,79

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	5

Panoptes Pharma Ges.m.b.H.	Notes

1. Accounting and valuation methods

1.1. General principles

The annual financial statements were prepared in accordance with the provisions of Sections 189 et seq. of the Austrian Commercial Code (UGB) in accordance with generally accepted accounting principles and in compliance with the general standard of providing the most accurate possible rendition of net assets, the financial position and operating results of the company.

The annual financial statements were drawn up in compliance with the principle of completeness in accordance with statutory provisions.

When assessing the individual assets and liabilities, the principle of individual valuation was taken into account and a going concern assumed.

The principle of prudence was taken into account by showing only the profits realized on the balance sheet date. All identifiable risks and imminent losses have been taken into account – insofar as legally required.

1.2. Capital assets

Intangible assets

Acquired intangible assets were valued at cost less scheduled depreciation.

Depreciation was calculated on a straight-line basis.

The following useful lives were based on scheduled depreciation:

Useful life in years

Software	3.00	-	5.00

Tangible assets

The tanglible assets were valued at acquisition or production cost, which was reduced by the scheduled depreciation. Low-value assets up to a value of !EUR 400,00 were fully written off in the year of acquisition.

Depreciation was calculated on a straight-line basis over the expected useful life in years.

The following useful lives were based on scheduled depreciation:

Useful life in years

Tools and equipment	3.00	-	5.00

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	6

Panoptes Pharma Ges.m.b.H.	Notes

1.3. Current assets

Receivables and other assets

The receivables and other assets have been estimated at nominal value.

Foreign currency receivables were valued at the rate at which they were incurred or at the lower exchange rate on the balance sheet date.

1.4. Provisions

Other provisions

In accordance with the prudence principle, other provisions took into account all risks identifiable at the time of drawing up the balance sheet and the amount of or reason for contingent liabilities with the amounts which, according to the best possible estimate, may have to be used to settle the obligation. All provisions have a term of less than one year.

Provisions with a remaining term of more than one year were discounted at an interest rate of 1.50% (previous year: 1.50%).

1.5. Liabilities

Liabilities were stated at their settlement amount.

1.6. Currency conversion

Foreign currency receivables were valued at the acquisition cost or the lower foreign exchange rate as at balance sheet date.

Foreign currency liabilities were valued at the acquisition cost or the lower foreign exchange rate as at balance sheet date.

1.7. Changes in accounting and valuation methods

The accounting and valuation methods used until now have also been retained in the preparation of the present annual financial statements.

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	7

Panoptes Pharma Ges.m.b.H.	Notes

2. Explanations of the balance sheet and the income statement

2.1. General information

Capital assets

The development of the individual items of fixed assets and the breakdown of the annual depreciation by individual item are shown in the attached schedule of assets.

Negative equity

The management of the company comments as follows on the question of whether there is over-indebtedness under insolvency law:

The object of the company is the development of new drugs, as a result of which losses are incurred as planned in the years of development activity. These losses have led to the reported negative equity. The development activities are financed by subsidies from the shareholders, forms of financing similar to equity (e.g. silent partners), as well as public subsidies and loans. With the current liquid funds, the company is fully financed until the end of October 2020.

Further capital measures on the part of the shareholders are necessary for the positive continuation of the company. These capital measures were discussed with the shareholders prior to the adoption of the annual financial statements. The commitments made by the shareholders are binding to the extent that it can be assumed that the company will continue as a going concern. The accounting over-indebtedness reported in the annual financial statements therefore does not constitute over-indebtedness within the meaning of insolvency law. It is therefore assumed that the company will continue to be accounted for as a going concern.

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	8

Panoptes Pharma Ges.m.b.H.	Notes

3. Other Information

3.1. Events after the balance sheet date

The global outbreak of coronavirus (COVID-19) and related containment measures, have containment measures, are having a significant impact on global economic development and are leading todeclining financial, goods and services markets. The extent and duration of the economicand duration of the economic impact cannot be reliably estimated from today's perspective.

However, it can be stated that COVID-19 will have a negative impact on research activities, especially clinical trials. COVID-19 is causing difficulties in the conduct of clinical trials. The time delays have not yet been made up. As a result, the search for investors for the required financing rounds has also been made considerably more difficult.

In addition, no events of material significance for the company have occurred after the balance sheet date as of December 31, 2019, which are neither recognized in the income statement nor in the balance sheet.

3.2. Organs and employees of society

The average number of employees during the financial year 2019 is 6 (previous year: 4).

Signature Annual Financial Statements

These financial statements, consisting of the balance sheet and the income statement, have been prepared and signed below.

15/02/2021 /s/ Gerda Hörler
Date, Signatures of the managing directors

15/02/2021 /s/ Franz Haimerl
Date, Signatures of the managing directors

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	9

D i l i g e n c e

Wirtschaftsprüfungs- und Steuerberatungsgesellschaft mbH

Panoptes Pharma Ges.m. b. H.

Vienna

Report on the Audit of the

Financial Statements as of

31 December 2018

Copy: 1

Panoptes Pharma Ges.m.b.H.

Report on the Audit of the Financial Statements as of 31 December 2018

List of Contents

List of attachments

Financial Statements

Financial statements as of 31 December 2018
Balance sheet 31 December 2018	I
Profit and loss account for the financial year 2018	II
Notes for the business year 2018	III

Other attachments

Terms of contract 01	01

Panoptes Pharma Ges.m.b.H.

Report on the Audit of the Financial Statements as of 31 December 2018

To the Management of

Panoptes Pharma Ges.m.b.H.,

Vienna

We have completed the audit of the financial statements as of 31 December 2018 of

Panoptes Pharma Ges.m.b.H.,

Vienna

(hereinafter also referred to as the “Company”)

and provide the following report on the results of this audit:

1.	Audit contract and performance of the audit

By shareholder resolution of 28 May 2019, we were appointed as auditors for the financial year 2018. The Company, represented by the management, entered into an audit agreement on the audit of the financial statements as of 31 December 2018, including the accounting and the management report in accordance with secs 269 et seqq. UGB (Austrian Commercial Code, Unternehmensgesetzbuch).

The Company is a very small company in terms of Sec 221 UGB. The present audit is a voluntary audit.

This audit concerns whether statutory provisions were observed in the preparation of the financial statements and the accounting.

In performing our audit, we complied with statutory laws and regulations applicable in Austria and with auditing standards generally accepted in the profession. These standards require the application of International Standards on Auditing. We draw attention to the fact that the audit of the financial statements is intended to provide reasonable assurance that the financial statements are correct. Absolute assurance cannot be obtained because the possibility of error is inherent in any internal control system and because, based on our audit of the financial statements using random sampling, there is an unavoidable risk that material misstatements may remain undetected. The audit did not cover areas that are usually the subject of special audits.

We performed the audit with interruptions in the time period from 21 June to 28 June 2019 (with interruptions), mainly in the offices of the Company. The audit was substantively completed on the date of this report.

Mr. Mag. Fritz Rech, Auditor, is responsible for the proper performace of the contract.

The basis for our audit is the audit contract entered into with the Company, of which the “General Terms and Conditions for Audits of Financial Statements/Auditing Professions” (Attachment 01) form an integral part. These terms apply not only between the Company and the auditor, but also towards third parties.

Sec 275 UGB applies to our responsibility and liability as auditor towards the Company and third parties.

Our responsibility and liability applies only to you as principal and is expressly excluded vis-à-vis third parties. For proven financial losses due to a grossly negligent breach of duty during the audit, our liability is limited to EUR 2.0 million in analogy to § 274 (2) UGB (liability regulation for the audit of the financial statements of a small or medium-sized company). The objective limitation period of 5 years pursuant to § 275 para 5 UGB shall apply. In accordance with the regulation in the General Conditions of Contract for the Public Accounting Professions (AAB), our liability for slight negligence in voluntary audits is excluded. Since our report is prepared exclusively on behalf of and in the interest of you as the client, it does not form the basis for any reliance by third parties on its contents. Claims by third parties can therefore not be derived.

2.	Breakdown and explanation of significant items in the financial statements

All necessary breakdowns and explanations of significant items in the financial statements are contained in the notes to the financial statements. We therefore refer to the requisite disclosures by the management in the notes to the financial statements.

3.	Summary of the audit results

3.1	Findings on the legality of the accounting records and financial statements

In our audit procedures, we determined compliance with the statutory provisions supplementary provisions of the Articles of Association and the principles of proper accounting.

As part of our risk- and control-oriented audit approach, we included - to the extent we considered necessary for our audit opinion - internal controls in sub-areas of the accounting process in the audit.

With regard to the legality of the annual financial statements, we refer to our comments in the auditor's report.

3.2	Information provided

The legal representative provided the information and evidence we requested. We have included in our files a representation letter signed by the legal representative.

3.3	Adverse changes in net assets, financial position and results of operations and significant losses

The negative equity increased from MEUR 2.41 to MEUR 3.18 in 2018. The net loss for the year 2018 is MEUR 1.41.

The Company currently generates no turnover, since it is still researching different methods for the treatment of eye diseases. The only income currently generated is essentially public grants such as the research grant or FFG subsidies. The main expense items are external services from medical institutions in Germany and abroad, personnel and management expenses, legal and consulting expenses and investor search expenses.

To date, these losses have been financed by public grants, the conclusion of silent partnerships, capital increases and by taking out long-term loans. A capital increase has already taken place in 2019. Furthermore, public subsidies were again granted.

The first revenues are expected to be generated from the early 20s.

3.4	Statement of facts pursuant to § 273 para 2 and para 3 UGB (reporting duties)

In the performance of our duties as auditors, we have not ascertained any facts which could have a material adverse effect on the development of the audited company or which reveal serious violations of the law or the articles of association by the legal representatives or employees. No material weaknesses in the internal control over the financial reporting process have come to our attention. The requirements for the presumption of a need for reorganization (§22 para 1 subpara 1 URG) are met: Equity ratio; negative, notional debt repayment period: not calculable.

With regard to the established facts that endanger the existence of the audited company and that the conditions for the presumption of a need for reorganization exist, we have issued a written statement to the managing directors and informed all shareholders.

4.	Audit certificate

Report on the annual financial statement

Audit Opinion

We have audited the annual financial statements of

Panoptes Pharma Ges.m.b.H.,

Vienna

consisting of the balance sheet as of 31 December 2018, the profit and loss statement for the business year ending on this date and the notes.

In our opinion, the accompanying financial statements comply with legal requirements and present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and of its financial performance for the year then ended in accordance with Austrian Generally Accepted Accounting Principles.

Highlighting of a matter

Without qualifying or modifying the auditor's report, we draw attention to the fact that the Company also has negative equity as of the balance sheet date - as in previous years - and that the conditions for the presumption of a need for reorganization exist. The Company expects to continue to incur net losses in the coming years, which are to be financed by various capital measures on the part of the owners, public subsidies and the raising of further debt capital. A capital increase has already been carried out in 2019 and public subsidies have been granted. The company's planning provides for sufficient cash and cash equivalents to cover the planned losses until mid-2020. Thereafter, the company would need to be provided with further cash and cash equivalents in order to secure its continued existence. Management believes that this should be possible based on the experience of recent years, the state of research, and discussions with equity and debt investors.

In the event that the aforementioned measures are not taken by the providers of equity and debt capital, the continued existence of the Company is at risk.

Basis for the audit opinion

We conducted our audit in accordance with Austrian Generally Accepted Auditing Standards. These standards require the application of International Standards on Auditing (ISA). Our responsibilities under these provisions and standards are further described in the "Auditor's Responsibilities for the Audit of the Financial Statements" section of our auditor's report. We are independent of the Company in accordance with Austrian Generally Accepted Accounting Principles and professional requirements and we have fulfilled our other professional responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Our responsibility and liability applies only to you as the client and is expressly excluded with respect to third parties. For proven financial losses due to a grossly negligent breach of duty during the audit, our liability is limited to EUR 2.0 million analogously to § 275 para 2 UGB (liability regulation for the audit of the financial statements of a small or medium-sized company). The objective limitation period of 5 years pursuant to Section 275 para 5 UGB shall apply. In the sense of the regulation in the General Terms and Conditions of Contract for Accounting Professions (AAB), our liability for slight negligence in voluntary audits is excluded.

Responsibilities of the legal representatives for the annual financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Austrian Generally Accepted Accounting Principles and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error. Furthermore, management is responsible for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance on whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Austrian Generally Accepted Auditing Standards, which require the application of ISAs, will always detect a material misstatement, if any. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with Austrian Generally Accepted Auditing Standards, which require the application of ISAs, we exercise professional judgment and maintain a critical attitude throughout the audit.

In addition:

•	We identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk that a material misstatement resulting from fraudulent activities is not detected is higher than one resulting from error, since fraudulent activities may involve fraudulent collaboration, forgeries, intentional incompleteness, misleading statements or the discontinuation of internal controls.

•	We obtain an understanding of the internal control system relevant for the audit, in order to plan audit activities that are adequate to the circumstances, but not with the goal of providing an audit opinion on the efficacy of the internal control system of the Company.
•	We evaluate the appropriateness of accounting policies used by management and the reasonableness of accounting estimates and related disclosures made by management.
•	We conclude on the appropriateness of the legal representatives' use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. We draw our conclusions based on the audit evidence obtained up to the date of our audit opinion. However, future events or conditions may cause the Company to cease to continue as a going concern.
•	We evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

Vienna, this 28 June 2019

Diligence Wirtschaftsprüfungs- und Steuer-

beratungsgesellschaft mbH

Mag. Fritz Rech

Certified public accountant and tax advisor

(Beeideter Wirtschaftsprüfer und Steuerberater)

[Seal]

[Disclaimer]

Company Register:	Commercial Court Vienna
Company Register No:	399293x

FINANCIAL STATEMENT

as of 31 December 2018

of

Panoptes Pharma Ges.m.b.H.

Haimerl Hörler

Wirtschaftsprüfer Steuerberater GmbH

Linke Wienzeile 4, Stiege 1, 2. DG, Top 13, 1060 Wien

T       +43 1 388 00 00

F       +43 1 388 00 00-99

Assignment and Execution (Preparation Report)

On behalf of the management of

Panoptes Pharma Ges.m.b.H.

and in accordance with the requirements of the law and the articles of incorporation and in compliance with the principles of proper accounting and reporting as well as the guidelines on the accounting and valuation methods to be applied, we have prepared the interim financial statements for the financial year 1 January 2019 to 31 December 2018 in accordance with the Austrian Commercial Code (UGB), consisting of the balance sheet, income statement and notes.

The basis for the preparation of the interim financial statements were the business documents including inventory (§§ 191 et seq. UGB) and information provided to us by the client, which were not audited or assessed for plausibility by us in accordance with the order, and which were confirmed to be complete and correct.

The preparation of the financial statements was carried out in compliance with the professional opinion KFS/RL 26 ("Principles for the Preparation of Financial Statements") applicable to the preparation of financial statements. Neither an audit, nor a review of the financial statements, nor any other audit or agreed-upon examination procedures were performed, so that consequently no assurance (confirmation) on the financial statements can be given in this regard.

The financial statements prepared by us may only be passed on to third parties if this preparation report is enclosed. In the event that the financial statements prepared by us are passed on to third parties, the statements contained in point 7 of the General Terms and Conditions of Contract for the Public Accounting Professions regarding liability shall also apply to third parties.

The contractual relationship is based on the General Terms and Conditions for the Public Accounting Professions (see Notes).

Vienna, this 28 June 2019

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH
Linke Wienzeile 4, Stiege 1, 2. DG, 1060 Vienna

Franz Haimerl	Gerda Hörler
Certified Auditor (Wirtschaftsprüfer)	Tax Advisor
and Tax Advisor (Steuerberater)	(Steuerberaterin)

Financial Statement

List of Contents

Assignment and Execution of the Assignment (Audit Report)	1

Financial Statements	2
Balance Sheet as of 31 December 2018
Income Statement 1 January 2018 to 31. December 2018
Overview of Assets
Notes

General Terms and Conditions for Public Accounting Professions 2018

Balance Sheet
Panoptes Pharma Ges.m.b.H.

Assets	31.12.2018	31.12.2017
	EUR	TEUR
A. Fixed Assets
I. Intangible assets
1. Software	0,28	1

II. Property, plants and equipment
1. Office furniture and equipment	820,41	1
	820,69	2
B. Current Assets
I. Accounts receivable and other assets

1. Other receivables and assets	239.383,54	178

II. Cash at bank	710.491,52	753
	949.875,06	931

C. Deferred Items	318,32	0

Total assets	951.014,07	933

Liabilities	31.12.2018	31.12.2017
	EUR	TEUR
A. Negative Equity
I. Called-up nominal capital	48.349,76	42
subscribed share capital	46.349,76	42
nominal capital paid up	46.349,76	42

II. Capital reserves
1. Unrestricted capital reserves	1.687.800	1.047

III. Net loss	-4.911.609,00	-3.501
of which loss carried forward	-3.500.683,00	-2.257
	-3.177.459,00	-2.412
B. Reserves
1. Other reserves	1.586.561,18	1.293

C. Contributions from silent partners	1,190,000.00	940

D. Liabilities

1. Trade accounts payable	249.001,20	111
of which with a residual term of up to one yea	249.001,20	111

2. Other liabilities	1.102.910,69	1.101
of which from taxes	74,04	3
of which from social security	980,21	4
of which with a residual term of up to one year	1.110.819,69	11
of which with a residual term of more than one year	1.095.044,00	989
	1.351.911,89	1,112
of which with a residual term of up to one year	256.867,89	122
of which with a residual term of more than one year	1.095.044,00	989
Total liabilities	951.014,07	933

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	Seite 2

Gewinn- und Verlustrechnung
Panoptes Pharma Ges.m.b.H.	From 1 January 2018 to 31 December 2018
vom 1. Jänner 2019 bis 31. Dezember 2019

		2018 EUR	2017 TEUR
1.	Other operating income	334.617,87	291
2.	Costs of materials and other purchased services
	a) Costs of materials	13.040,04	3
	b) Costs of purchased services	836.791,38	685
		836.831,42	689
3.	Personnel expenses
	a) Wages and salaries	312.430,24	87
	of which salaries of management	251.323,73	0
	b) Social security expenses	48.721,46	28
	Of which ancillary salary costs management	21.364.,89	0
		361.151,70	115
4.	Depreciation and amortization
	a) on intangible and tangible fixed assets	1.913,12	5
5.	other operating expenses	527.842,31	719
6.	Subtotal of items 1 through 5 (operating result)	-1.406.120,87	-1.237
7.	other interest and similar income	3.717,23	0
8.	interest and similar expenses	7.896,81	6
9.	Subtotal of items 7 through 8 (financial result)	-4.179,58	-6
10.	Earnings before taxes (sum of items 6 and 9)	-1.410.300,45	-1.243
11.	Taxes on income	625,00	1
12.	Profit after tax	-1.410.925,45	-1.411
13.	Net loss for the year	-1.410.925,45	-1.411
14.	Loss carried forward from the previous year	-3.500.683,55	-2.257
15.	Accumulated loss	-4.911.609,00	-3.501

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	Page 3

Panoptes Pharma Ges.m.b.H.	List of Assets

		Acquisition/production costs					Accumulated depreciation				Book values
	Status	Additions	Disposals	Reclassifications	Status	Status	Depreciation	Allocations	Disposals	Status	Status	Stand
	2019-01-01				31.12.2018	01.01.2018				31.12.2018	01.01.2018	31.12.2018
	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR
A. Fixed assets
I. Intangible assets
1. Software	8.652,00	0,00	0,00	0,00	8.652,00	7.786,80	864,92	0,00	0,00	8.651,72	865,20	0,28
II. Property, plant and equipment
1. Office furniture and equipment	6.369,66	1.211,93	309,18	0,00	7.272,41	5.712,98	1.048,20	0,00	309,18	6.452,00	656,68	820,41
	15.021,66	1.211,93	309,18	0,00	15.924,41	13.489,78	1.913,12	0,00	309,18	15.103,72	1.521,88	820,69

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	Seite 4

Panoptes Pharma Ges.m.b.H.	Notes

General

The annual financial statements have been prepared in accordance with the provisions of the Austrian Commercial Code (Unternehmensgesetzbuch) as amended, observing generally accepted accounting principles and the general requirement to present a true and fair view of the net assets, financial position and results of operations of the company.

The income statement has been prepared using the total cost method.

Size categories pursuant to Section 221 (1) to (3) UGB with reference to Section 221 (4) UGB

By the Austrian Accounting Amendment Act 2014 (Rechnungslegungs-Änderungsgesetz 2014) (BGB. I 2015/22) the corporate size classes were changed.

The company is considered to be a very small corporation in the financial year.

Balance sheet totals as of the reporting date:

	Very small corporation	Small corporation	Medium-sized corporation	Large corporation
	Up to EUR 350.000	over EUR 350.000 - 5 Mio	over EUR 5 Mio - 20 Mio	over EUR 20 Mio
Financial year		X
Prev. year		X
Year before that		X

Total sales as of the balance sheet date:

	Very small corporation	Small corporation	Medium-sized corporation	Large corporation
	up EUR 700.000	over EUR 700.000 - 10 Mio	over EUR 10 Mio - 40 Mio	over EUR 40 Mio
Financial year	X
Prev. year	X
Year before that	X

Average number of employees in the financial year:

	Very small corporation	Small corporation	Medium-sized corporation	Large corporation
	Up to 10	over 10 bis 50	over 50 bis 250	over 250
Financial year	X
Prev. year	X
Year before that	X

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	5

Panoptes Pharma Ges.m.b.H.	Notes

1.	Accounting and valuation methods

1.1.	General principles

The annual financial statements have been prepared in accordance with the provisions of §§ 189 ff of the Austrian Commercial Code (UGB), taking into account the principles of proper accounting, as well as the general standard of presenting as true and fair a view as possible of the company's net assets, financial position and results of operations.

In preparing the annual financial statements, the principle of completeness was observed in accordance with the statutory regulations.

In the valuation of the individual assets and liabilities, the principle of individual valuation was observed and a going concern was assumed.

The principle of prudence was observed in that only profits realized on the balance sheet date were recognized. All identifiable risks and impending losses have been taken into account to the extent required by law.

1.2.	Fixed assets

Intangible fixed assets

Acquired intangible assets have been valued at acquisition cost less scheduled amortization.

Amortization was calculated using the straight-line method.

The following useful lives were used as the basis for scheduled amortization:

Useful life in years

Software	3,00	-	5,00

Property, plant and equipment

Depreciable tangible assets were valued at acquisition or production cost, reduced by scheduled depreciation. Low-value assets up to a value of EUR 400.00 were written off in full in the year of acquisition.

Scheduled depreciation was charged on a straight-line basis over the expected useful life.

The following useful lives were used as a basis for scheduled depreciation:

Useful life in years

Operating and office equipment	3,00	-	5,00

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	6

Panoptes Pharma Ges.m.b.H.	Notes

1.3.	Current Assets

Receivables and other assets

Receivables and other assets are stated at nominal value.

Receivables denominated in foreign currencies have been valued at the lower of the exchange rate at the date of the transaction or the selling rate at the balance sheet date.

1.4.	Reserves

Other reserves

In accordance with the principle of prudence, all risks identifiable at the time the balance sheet was prepared and all liabilities of uncertain amount or nature were recognized in other reserves at the amounts which, according to the best possible estimate, would have to be expended in order to settle the obligation.

Reserves with a remaining term of more than one year were discounted at an interest rate of 1.5% (previous year: 1.5%).

1.5.	Liabilities

Liabilities were stated at their settlement amount.

1.6.	Currency conversion

Receivables denominated in foreign currencies were valued at the lower of the acquisition rate or the foreign exchange buying rate at the balance sheet date.

Liabilities denominated in foreign currencies were valued at the higher of the acquisition rate or the selling rate at the balance sheet date.

1.7.	Changes in accounting an valuation methods

The accounting and valuation methods previously applied have been retained in the preparation of these financial statements.

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	7

Panoptes Pharma Ges.m.b.H.	Notes

2.	Notes to the balance sheet and income statement

2.1.	Notes to the balance sheet

Fixed assets

The development of the individual fixed asset items and the breakdown of annual depreciation by individual items are shown in the attached statement of changes in fixed assets.

Negative Equity

The management of the Company comments as follows on the question of whether there is over-indebtedness under insolvency law within the meaning of the German Insolvency Act:

The object of the company is the development of new drugs, as a result of which losses are incurred as planned in the years of development activity. By a capital increase passed on 28 May 2019, the Company was granted additional equity in the amount of EUR 880,000.00. The payment of these EUR 880,000.00 will be effected in the months June and July. According to the development plan, the Research and Development activities of the Company are fully financed up to the end of June 2020. The business will be able to continue its business activities in this forecast period and observe its payment obligations. The continued existence of the Company is thus not at risk and the development corresponds to the expected planning (business and/or financial plan) The over-indebtedness reported in the financial statements does not constitute over-indebtedness in terms of insolvency law.

Haimerl Hörler Wirtschaftsprüfer Steuerberater GmbH	8

3.	Other disclosures

3.1.	Governing bodies and employees of the company

The average number of employees during the financial year 2019 is 4 (previous year: 3).

Signing of annual financial statements

These financial statements, consisting of the balance sheet and income statement, have been prepared and signed below.

Vienna, this 28 June 2019

Signatures of the managing directors